Exhibit 10.96

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00146453.0

AMENDMENT

Date of Amendment: October 30, 2014

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSC1 Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following *****:

•	************************************************

Or such other ***** as agreed by Licensee and MSCI in writing.

2.	Licensee may use the ***** set forth in Section 1 above solely with respect to the following Licensee fund (which shall be a “Fund” as such term is defined in the Agreement):

•	***********************************

Or such other names as agreed by Licensee and MSCI in writing.

The Fund shall be ************************ fund listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI *********** license fee based on the Fund’s *************************************************, which fee shall be calculated and payable on a ********* basis. The ********* license fee shall be calculated ************************************************************** **************************************************************************************************** ********************************, as follows:

*********************

**********************

*********************

For the avoidance of doubt, the ********* license fees shall be calculated *************. For example, ******************************************************************************************************* ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** *****************************************************************************************************

“Expense Ratio” shall mean the ********************************* obtained when dividing ******************************************************************************************************* ******************************************************************************************************** ************************************************.

Notwithstanding anything to the contrary contained herein, if the Fund does not have an ************* or if a Fund’s ********************************** or if a Fund has an *********************, the ********* licensee fee for such Fund shall equal ***********************************************************************************.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the Fund and/or the Fund is not based on the Index.

c.	If Licensee delists the Fund or changes the underlying MSCI index for the Fund, then Licensee’s right to use the Index with respect to the Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Paul C. Lohrey	By	/s/ David Kinzelberg
Name	Paul C. Lohrey	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director
Date	10/29/2014	Date	Nov 3, 2014